EXHIBIT 10.1
                                                                  ------------

                        EXECUTIVE EMPLOYMENT DESCRIPTION
                        --------------------------------


JOHN G. BARBAR
--------------

The Company, pursuant to an employment arrangement, hired Mr. Barbar as Interim Chief Financial Officer on March 19, 2001, subject to a 90 day probationary period, for an annual salary of $100,000, which salary was subject to review after 60 days. On May 19, 2001, the Company appointed Mr. Barbar as Chief Financial Officer, Vice President of Finance, and Treasurer, at an annual salary of $135,000, which salary is subject to review based on his performance on January 1, 2002. In connection with his employment arrangement, Mr. Barbar is to receive, subject to satisfactory performance, restricted common stock in accordance with the below schedule:

                             Period           Shares
                      --------------------    ------
                      03/19/01 to 07/31/01    50,000
                      08/01/01 to 01/31/02    50,000
                      02/01/02 to 07/31/02    50,000
                      08/01/02 to 01/31/03    50,000
                      02/01/03 to 07/31/03    50,000




























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